UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2019

PERSPECTA INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-38395	82-3141520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15052 Conference Center Drive
Chantilly, VA	20151
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (571) 313-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08 Shareholder Director Nominations.

The Bylaws of Perspecta Inc. (the “Company”) provide that any shareholder, or a group of up to 20 shareholders, who, in the aggregate, have owned continuously for at least three years at least 3% of the Company’s outstanding shares of common stock, may nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the Board of Directors, provided that the shareholder(s) and the nominee(s) satisfy the requirements set forth in the Bylaws. The nominating shareholder or group of shareholders must deliver the information required by and otherwise comply with the provisions of the Bylaws, and each nominee must meet the qualifications required by the Bylaws. Notice of proxy access nominees for inclusion in the Company’s proxy materials for the 2019 Annual Meeting of Shareholders must be delivered to, or mailed and received at, the Company’s principal executive offices no earlier than March 16, 2019, and no later than April 15, 2019.

Item 8.01 Other Events.
On March 12, 2019, the Board of Directors of Perspecta Inc. (the “Company”) determined that the Company’s 2019 Annual Meeting of Shareholders will be held on August 13, 2019, at a time and location to be specified in the Company's proxy statement.
For a shareholder proposal to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting of Shareholders, the shareholder proposal must be received at the Company’s principal executive offices not later than the close of business on April 15, 2019. The proposal also must comply with the other requirements of Securities and Exchange Commission (“SEC”) Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.
The deadline that will be applied for determining whether notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Rule 14a-4(c) under the Exchange Act will also be April 15, 2019.
Shareholders seeking to nominate directors at the 2019 Annual Meeting or who wish to bring a proposal before the 2019 Annual Meeting that, in each case, is not intended to be included in the Company’s proxy materials must comply with the advance notice deadlines contained in the Company’s Bylaws. For the 2019 Annual Meeting, a shareholder’s notice, to be timely, must be delivered to, or mailed and received at the Company’s principal executive offices not earlier than the close of business on April 15, 2019, and not later than the close of business on May 15, 2019. Any such nomination or proposal also must comply with the other requirements in the Bylaws.
All notices described above should be directed to our Corporate Secretary at Perspecta Inc., 15052 Conference Center Drive, Chantilly, Virginia 20151.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PERSPECTA INC.

Dated: March 13, 2019	By:	/s/ James L. Gallagher
	Name:	James L. Gallagher
	Title:	General Counsel and Secretary